[logo] M F S(SM)                                              SEMIANNUAL REPORT
INSTITUTIONAL ADVISORS, INC.                                  DECEMBER 31, 1996


MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND


[Graphic Omitted]

MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND

TRUSTEES                                                            INVESTMENT ADVISER
A. Keith Brodkin*                                                   Massachusetts Financial Services Company
Chairman and President                                              500 Boylston Street
                                                                    Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                                        DISTRIBUTOR
(diversified holding company)                                       MFS Fund Distributors, Inc.
                                                                    500 Boylston Street
William R. Gutow                                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company                            SHAREHOLDER SERVICE CENTER
(Blockbuster Video Franchise)                                       MFS Service Center, Inc.
                                                                    P.O. Box 1400
PORTFOLIO MANAGER                                                   Boston, MA 02107-9906
David Mannheim*
                                                                    For additional information,
TREASURER                                                           call toll-free: 1-800-637-2262
W. Thomas London*
                                                                    CUSTODIAN
ASSISTANT TREASURER                                                 State Street Bank and Trust Company
James O. Yost*
                                                                    WORLD WIDE WEB
SECRETARY                                                           www.mfs.com
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:
For the six months ended December 31, 1996, the Fund provided a total return of 7.50% which includes the reinvestment of distributions. This compares to a 1.62% return for the Morgan Stanley Capital International EAFE (MSCI Europe Australia Far East) Index, a broad, unmanaged index of non-U.S. equities. The Fund seeks to provide capital appreciation by investing in the stocks of companies whose principal activities are located outside the United States. Our investment philosophy is to emphasize stock selection as opposed to industry, country, or currency selection. This bottom-up approach to stockpicking focuses on quality companies with superior growth prospects that trade at attractive valuations. Country weightings are merely the by-product of where we find what we believe are the most attractive investments.

    In general, the world's economies have shown slower growth than anticipated at the beginning of 1996. The United States has experienced moderate economic growth, with subdued inflation, as opposed to earlier concerns about excessive growth and increasing inflationary pressures. Europe's economy, particularly the Continent, showed little to no growth, and inflation fell. In Japan, the economic recovery has been choppy and very modest, with disinflation more of an issue. As a result, interest rates have fallen around the world. This has created a favorable environment for equities, and stock market valuations have risen as a result.

Stock Markets
In the past year, several of the world's equity markets generated double-digit returns. As mentioned above, the return on MSCI EAFE Index was 1.62%, although components of that index, such as the MSCI Europe Index gained 11.74% with returns ranging from -0.6% in Italy to 23.4% in Spain. The MSCI Far East Index, meanwhile, declined 8.08%, with returns ranging from -11.52% in Japan to 18.01% in Hong Kong. The emerging markets also showed negative returns, with the IFC Composite Index, measured in U.S. currency, down 4.94%. (The IFC Composite Index is an unmanaged, market-capitalization-weighted index of the most active stocks of emerging markets, as defined by the World Bank.)

Portfolio Performance and Strategy
During the past six months, currency changes acted as a drag on the Fund's performance, with the U.S. dollar gaining 5.6% against the Japanese yen and 1.1% against the German mark. One offset was that the dollar did weaken against the British pound, with a decline of 9.4%.

    Although the performance of the Fund was partly influenced by market returns and currency changes, we continue to believe stock selection is the key driver behind performance. We have stuck to our bottom-up approach to stock selection, with a concentration on high-quality companies which we believe have superior growth prospects and are trading at attractive valuations.

    While the number of countries in which the Fund holds investments within has increased, there have been only incremental changes to the broad geographic weightings. The Fund's assets are allocated around the world as follows: 55% of the Fund's equity holdings in Europe, 6% in the Americas, and 39% in Asia/Pacific.

    We continue to find that companies that we characterize as steady earners offer the most attractive growth prospects relative to valuation. The Fund has large holdings in the leisure and health care industries. Representative holdings include Astra in Sweden, Takeda Chemical in Japan, and Sky City Casino in New Zealand.

    The Fund is also overweighted in the utilities and communications sector, with large concentrations in mobile phone operators such as DDI Corp., Telecom Italia Mobile, and Korea Mobile Telecom, and holdings in electric and telephone utilities operating in what we see as high-growth economies, such as Korea Electric Power, Chilectra, and Hong Kong Electric. At the same time, we are underweighted in most of the cyclical sectors, including such basic materials as chemicals and papers, because their valuations based on average cycle prices appear too rich relative to the growth prospects for those sectors. Some of the biggest contributors to the Fund's performance include:
Sparbanken in Sweden, Royal Dutch Petroleum, and QBE Insurance in Australia.

    Looking ahead, we see a continuation of subdued inflation and we believe that, in most markets around the world, interest rates are unlikely to repeat their recent declines. With this factor removed, we expect corporate earnings growth to be the key to future performance. In this environment, stock selection becomes even more critical, and we believe the Fund can benefit from our ability to identify those companies that, on a global basis, can sustain above-average earnings growth and trade at attractive relative valuations.

Respectfully,

/s/A. Keith Brodkin                       /s/David Mannheim
   A. Keith Brodkin                          David Mannheim
   Chairman and President                    Portfolio Manager

January 14, 1997


PORTFOLIO MANAGER'S PROFILE

David Mannheim began his career at MFS in 1988 as a research specialist and was promoted to Assistant Vice President - Investments in 1991 and Vice President - Investments in 1992. In 1995, he was named Portfolio Manager of MFS Institutional International Equity Fund. Mr. Mannheim is a graduate of Amherst College and of Massachusetts Institute of Technology's Sloan School of Business Management.

OBJECTIVE AND POLICIES

The Fund's investment objective is to provide long-term growth of capital. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are located outside the United States.

PERFORMANCE SUMMARY

Because mutual funds like MFS Institutional International Equity Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value.

CUMULATIVE TOTAL RATE OF RETURN AS OF DECEMBER 31, 1996
(net asset value change including reinvested distributions)
                                        6 Months         Life of Fund*
----------------------------------------------------------------------
Cumulative Total Return                   +7.50%              +17.82%
----------------------------------------------------------------------
*Actual results, for the period from the commencement of investment operations, January 31, 1996 to December 31, 1996.

All results represent past performance and are not necessarily an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - December 31, 1996

Foreign Stocks - 94.7%
-----------------------------------------------------------------------------
Issuer                                                     Shares       Value
-----------------------------------------------------------------------------
Australia - 3.6%
  QBE Insurance Group Ltd. (Insurance)                     10,957  $   57,665
  Seven Network Ltd. (Broadcasting)*                       13,100      44,611
  Southern Star Group (Entertainment)                       3,600       5,058
                                                                   ----------
                                                                   $  107,334
-----------------------------------------------------------------------------
Canada - 3.0%
  Canadian National Railway Co. (Railroads)*                2,350  $   89,300
-----------------------------------------------------------------------------
Chile - 1.0%
  Chilectra S.A., ADR (Utilities - Electric)                  550  $   29,288
-----------------------------------------------------------------------------
Finland - 3.2%
  Aamulehti Ii (Publishing)                                   750  $   22,816
  Huhtamaki Oy (Consumer Products)                            600      27,900
  Tt Tieto Oy (Computer Software - Systems)                   500      42,252
                                                                   ----------
                                                                   $   92,968
-----------------------------------------------------------------------------
France - 5.8%
  Michelin, "B" (Tire and Rubber)                             616  $   33,271
  Rhone-Poulenc Rorer, Inc.                                   600      46,875
  TOTAL S.A., "B" (Oils)                                      379      30,840
  Union des Assurances Federales S.A. (Insurance)             480      59,236
                                                                   ----------
                                                                   $  170,222
-----------------------------------------------------------------------------
Germany - 4.6%
  Adidas AG (Apparel)                                         820  $   70,887
  Henkel Kgaa (Chemicals)                                     700      35,171
  Volkswagen AG (Automobiles)                                  70      29,119
                                                                   ----------
                                                                   $  135,177
-----------------------------------------------------------------------------
Greece - 1.2%
  Ote Greek Telecom (Telecommunications)                    1,200  $   20,522
  Papastratos Cigarettes S.A. (Consumer Goods and
    Services)                                                 800      14,672
                                                                   ----------
                                                                   $   35,194
-----------------------------------------------------------------------------
Hong Kong - 6.5%
  Asia Satellite Telecommunications, ADR
    (Telecommunications)*                                   1,000  $   23,375
  Giordano International Ltd. (Retail)                     30,000      25,601
  Hong Kong Electric Holdings Ltd. (Utilities - Electric)   7,000      23,261
  Hong Kong Land Holdings Ltd. (Real Estate)                9,142      25,415
  Liu Chong Hing Bank Ltd. (Banks and Credit Companies)    19,000      31,691
  Peregrine Investment Holdings (Finance)                  12,000      20,558
  Wing Hang Bank Limited (Banks and Credit Companies)       9,000      40,846
                                                                   ----------
                                                                   $  190,747
-----------------------------------------------------------------------------
Indonesia - 0.4%
  Semen Gresik (Building Materials)                         3,500  $   11,266
-----------------------------------------------------------------------------
Italy - 2.1%
  Telecom Italia Mobile S.p.A. (Telecommunications)        43,500  $   62,030
-----------------------------------------------------------------------------
Japan - 16.2%
  Bridgestone Corp. (Tire and Rubber)                       2,000  $   38,029
  Canon, Inc. (Office Equipment)                            3,000      66,379
  DDI Corp. (Telecommunications)                               12      79,447
  East Japan Railway Co. (Railroads)                            6      27,018
  Eisai Co., Ltd. (Pharmaceuticals)                         1,000      19,706
  Kinki Coca-Cola (Beverages)                               1,000      11,841
  Kirin Beverage (Beverages)                                2,000      26,966
  Matsushita Electric Industrial Co. (Electrical
    Equipment)                                              1,000      16,335
  Nitto Denko Corporation (Industrials)                     3,000      44,080
  Omron Corp. (Electronics)                                 1,000      18,842
  Osaka Sanso Kogyo (Chemicals)                             7,000      20,570
  Takeda Chemical Industries (Pharmaceuticals)              3,000      63,008
  Ushio Inc. (Electronics)                                  4,000      43,561
                                                                   ----------
                                                                   $  475,782
-----------------------------------------------------------------------------
Malaysia - 1.1%
  New Straits Times Press Berhad (Printing and
    Publishing)                                             5,500  $   31,802
-----------------------------------------------------------------------------
Netherlands - 2.6%
  IHC Caland NV (Transportation)                              550  $   31,441
  Royal Dutch Petroleum Co. (Oils)                            260      45,612
                                                                   ----------
                                                                   $   77,053
-----------------------------------------------------------------------------
New Zealand - 2.2%
  Lion Nathan Ltd. (Beverages)                              6,000  $   14,370
  Sky City Ltd. (Entertainment)                             9,500      51,748
                                                                   ----------
                                                                   $   66,118
-----------------------------------------------------------------------------
Peru - 0.8%
  Telefonica del Peru S.A., ADR (Telecommunications)        1,300  $   24,538
-----------------------------------------------------------------------------
Philippines - 1.0%
  Alson's Cement Corp. (Building Materials)##*             44,500  $   17,370
  Pilipino Telephone Corp. (Telecommunications)*           15,000      12,709
                                                                   ----------
                                                                   $   30,079
-----------------------------------------------------------------------------
Portugal - 0.9%
  Banco Totta e Acores (Banks and Credit Companies)##       1,400  $   26,410
-----------------------------------------------------------------------------
Singapore - 2.1%
  Mandarin Oriental International Ltd. (Restaurants and
    Lodging)                                               16,000  $   22,560
  Singapore Finance Ltd. (Financial Institutions)          24,000      38,605
                                                                   ----------
                                                                   $   61,165
-----------------------------------------------------------------------------
South Korea - 2.4%
  Korea Electric Power Corp. (Utilities - Electric)         1,000  $   29,199
  Korea Mobile Telecommunications (Telecommunications)         40      40,052
                                                                   ----------
                                                                   $   69,251
-----------------------------------------------------------------------------
Spain - 4.5%
  Acerinox Sa (Iron and Steel)                                380  $   54,892
  Cubiertas Y Mzov (Engineering and Construction)             400      30,800
  Repsol S.A. (Oils)                                        1,200      46,015
                                                                   ----------
                                                                   $  131,707
-----------------------------------------------------------------------------
Sweden - 9.7%
  ABB AB (Electrical Equipment)                               700  $   79,296
  Astra AB, "B" (Pharmaceuticals)                           1,480      71,448
  Enator AB (Computer Software - Systems)*                    300       7,572
  Enator AB (Computer Software - Systems)*                  1,400      35,847
  Nobel Biocare AB (Medical and Health Products)            1,000      17,608
  Pharmacia & Upjohn, Inc.                                    750      29,719
  Sparbanken Sverige AB, "A" (Banks and Credit Companies)   2,650      45,495
                                                                   ----------
                                                                   $  286,985
-----------------------------------------------------------------------------
Switzerland - 1.6%
  Novartis AG (Pharmaceuticals)*                               40  $   46,209
-----------------------------------------------------------------------------
Thailand - 1.1%
  Siam City Cement Co. Ltd. (Building Materials)            2,000  $   10,450
  Total Access Communications Public Co., Ltd.
    (Telecommunications)                                    3,000      20,700
                                                                   ----------
                                                                   $   31,150
-----------------------------------------------------------------------------
United Kingdom - 16.6%
  ASDA Group PLC (Stores)                                  33,000  $   69,538
  British Aerospace (Aerospace)                             2,600      56,926
  British Petroleum PLC (Oils)                              4,000      47,970
  Capital Radio PLC (Broadcasting)                          1,700      15,815
  Dr. Solomons Group PLC (Computer Software - Personal
    Computers)*                                               600      10,275
  Jarvis Hotels PLC (Lodging)+                              9,000      24,824
  Kwik-Fit Holdings PLC (Retail)                            9,800      36,517
  Lloyds TSB Group PLC (Banks and Credit Companies)         5,272      38,928
  PowerGen PLC (Utilities - Electric)                      14,400     141,113
  Storehouse PLC (Retail)                                  10,468      46,359
                                                                   ----------
                                                                   $  488,265
-----------------------------------------------------------------------------
Venezuela - 0.5%
  Compania Anonima Nacional Telefonos de Venezuela, ADR*
    (Telecommunications)                                      500  $   14,063
-----------------------------------------------------------------------------
Total Foreign Stocks (Identified Cost, $2,497,309)                 $2,784,103
-----------------------------------------------------------------------------

Warrant
-----------------------------------------------------------------------------
Hong Kong
  Peregrine Investment Holdings (Identified Cost, $149)     1,200  $      384
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $2,497,458)                    $2,784,487

Other Assets, Less Liabilities - 5.3%                                 157,224
-----------------------------------------------------------------------------
Net Assets - 100.0%                                                $2,941,711
-----------------------------------------------------------------------------

 *Non-income producing security.
##SEC Rule 144A restriction.
 +Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
----------------------------------------------------------------------------
December 31, 1996
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,497,458)            $2,784,487
  Cash                                                               81,345
  Foreign currency, at value (identified cost, $4,606)                4,694
  Receivable for investments sold                                    47,920
  Dividends receivable                                                3,722
  Receivable from investment adviser                                 40,483
  Deferred organization expenses                                      5,703
                                                                 ----------
      Total assets                                               $2,968,354
                                                                 ----------
Liabilities:
  Payable for investments purchased                              $    9,726
  Payable to affiliate for management fee                               176
  Accrued expenses and other liabilities                             16,741
                                                                 ----------
      Total liabilities                                          $   26,643
                                                                 ----------
Net assets                                                       $2,941,711
                                                                 ==========
Net assets consist of:
  Paid-in capital                                                $2,619,202
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                    287,184
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                34,677
  Accumulated undistributed net investment income                       648
                                                                 ----------
      Total                                                      $2,941,711
                                                                 ==========
Shares of beneficial interest outstanding                          258,036
                                                                   =======
Net asset value, redemption price, and offering price per
  share (net assets of $2,941,711 / 258,036 shares of
  beneficial interest outstanding)                                $11.40
                                                                  ======

See notes to financial statements

Statement of Operations (Unaudited)
-----------------------------------------------------------------------------
Six Months Ended December 31, 1996
-----------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                        $ 21,710
    Interest                                                            1,832
                                                                     --------
      Total investment income                                        $ 23,542
                                                                     --------
  Expenses -
    Management fee                                                   $ 10,628
    Trustees' compensation                                              2,180
    Shareholder servicing agent fee                                       104
    Auditing fees                                                      13,287
    Custodian fee                                                       4,884
    Amortization of organization expenses                                 704
    Miscellaneous                                                       5,893
                                                                     --------
      Total expenses                                                 $ 37,680
    Fees paid indirectly                                                 (115)
    Preliminary reduction of expenses by investment adviser           (25,787)
                                                                     --------
      Net expenses                                                   $ 11,778
                                                                     --------
        Net investment income                                        $ 11,764
                                                                     --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $ 72,310
    Foreign currency transactions                                        (786)
                                                                     --------
      Net realized gain on investments and foreign currency
        transactions                                                 $ 71,524
                                                                     --------
  Change in unrealized appreciation -
    Investments                                                      $124,170
    Translation of assets and liabilities in foreign currencies           164
                                                                     --------
      Net unrealized gain on investments and foreign currency
        translation                                                  $124,334
                                                                     --------
        Net realized and unrealized gain on investments and
          foreign currency                                           $195,858
                                                                     --------
          Increase in net assets from operations                     $207,622
                                                                     ========

See notes to financial statements

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
                                                                       Six Months Ended
                                                                      December 31, 1996            Period Ended
                                                                            (Unaudited)          June 30, 1996*
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                       $   11,764             $   22,994
  Net realized gain on investments and foreign currency translation               71,524                 23,484
  Net unrealized gain on investments and foreign currency translation            124,334                162,850
                                                                              ----------             ----------
    Increase in net assets from operations                                    $  207,622             $  209,328
                                                                              ----------             ----------
Distributions declared to shareholders
  From net investment income                                                  $  (32,941)            $  --
  From net realized gain on investments and foreign currency
    transactions                                                                 (61,500)               --
                                                                              ----------             ----------
      Total distributions declared to shareholders                            $  (94,441)            $  --
                                                                              ----------             ----------
Fund share (principal) transactions -
  Net proceeds from sale of shares                                            $  332,807             $2,288,526
  Net asset value of shares issued to shareholders in reinvestment of
    distributions                                                                 94,439               --
  Cost of shares reacquired                                                      (96,580)              --
                                                                              ----------             ----------
    Increase in net assets from Fund share transactions                       $  330,666             $2,288,526
                                                                              ----------             ----------
      Total increase in net assets                                            $  443,847             $2,497,854
Net assets:
  At beginning of period                                                       2,497,864                     10
                                                                              ----------             ----------

  At end of period (including accumulated undistributed net investment
    income of $648 and $21,825, respectively)                                 $2,941,711             $2,497,864
                                                                              ==========             ==========

*For the period from the commencement of investment operations, January 31, 1996 to June 30, 1996.

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                       Six Months Ended
                                                                      December 31, 1996        Period Ended
                                                                            (Unaudited)       June 30, 1996*
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                          $10.96                $10.00
                                                                               ------                ------
Income from investment operations# -
  Net investment income(S)                                                     $ 0.05                $ 0.13
  Net realized and unrealized gain on investments and foreign currency
    transactions                                                                 0.77                  0.83
                                                                               ------                ------
      Total from investment operations                                         $ 0.82                $ 0.96
                                                                               ------                ------
Less distributions declared to shareholders -
  From net investment income                                                   $(0.13)               $ --
  From net realized gain on investments and foreign currency
    transactions                                                                (0.25)                 --
                                                                               ------                ------
      Total distributions declared to shareholders                             $(0.38)               $ --
                                                                               ------                ------
Net asset value - end of period                                                $11.40                $10.96
                                                                               ======                ======
Total return                                                                    7.50%++               9.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                      0.85%+                0.94%+
  Net investment income                                                         1.70%+                2.46%+
Portfolio turnover                                                                46%                   19%
Average commission rate###                                                    $0.0194               $0.0182
Net assets at end of period (000 omitted)                                     $ 2,942               $ 2,498

  *For the period from the commencement of investment operations, January 31, 1996 to June 30, 1996.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S)The investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 0.85% of average daily net assets effective May 3, 1996. To the extent actual expenses were over these limitations, the net investment (loss) per share and ratios would have been:
    Net investment loss                                                      $ (0.12)              $ (0.08)
    Ratios (to average net assets):
      Expenses##                                                                2.72%+                4.91%+
      Net investment loss                                                     (1.01)%+              (1.51)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
MFS Institutional International Equity Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of average daily net assets. The investment adviser did not impose a portion of its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations. The investment adviser has voluntarily agreed to waive its management fee and/or pay expenses of the Fund, in order to maintain total expenses at no more than 0.85% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $1,356,940 and $1,237,242, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $2,497,458
                                                                   ==========
Gross unrealized appreciation                                      $  379,114
Gross unrealized depreciation                                         (92,085)
                                                                   ----------
    Net unrealized appreciation                                    $  287,029
                                                                   ==========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                   Six Months Ended            Period Ended
                                                   December 31, 1996           June 30, 1996*
                                                   --------------------------  -----------------------------
                                                       Shares         Amount        Shares           Amount
------------------------------------------------------------------------------------------------------------
Shares sold                                            30,470       $332,807       227,904       $2,288,526
Shares issued to shareholders in
  reinvestment of distributions                         8,372         94,439        --             --
Shares reacquired                                      (8,710)       (96,580)       --             --
                                                       ------       --------       -------       ----------
    Net increase                                       30,132       $330,666       227,904       $2,288,526
                                                       ======       ========       =======       ==========

*For the period from the commencement of investment operations, January 31, 1996 to June 30, 1996.

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended December 31, 1996 was $16.

(7) Restricted Security
The Fund may invest not more than 15% of its net assets in security which are subject to legal or contractual restrictions on resale. At December 31, 1996, the Fund owned the following restricted security (constituting 0.84% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

Description                Date of Acquisition            Share Amount              Cost            Value
---------------------------------------------------------------------------------------------------------
Jarvis Hotels PLC             6/21/96 - 9/6/96                   9,000           $23,490          $24,824
                                                                                                  =======


                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.